Community Trust Bancorp, Inc.

"Community Banking . . . Our Franchise"

NASDAQ: CTBI

August 2006

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2005 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

Total Assets	$3.0 billion
Total Loans	$2.1 billion
Total Deposits*	$2.5 billion
Total Equity	$265 million
Market Price to Book Value	2.0x
Market Price to Tangible Book Value	2.7x
Dividend Yield	2.98%
Total Market Capitalization on 8/1/2006	$552 million
2005 EPS	$2.31
2006 EPS Consensus Forecast	$2.55
P/E 12/05 Actual	15.1x
P/E 12/06 Consensus Forecast	13.7x

*Total Deposits include repurchase agreements.

Financial Data is as of June 30, 2006 unless otherwise noted.

Banking Franchise



Community Trust Bank Branch Office
Community Trust Bank Loan Production Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 1 loan production office in Kentucky
- 5 trust offices across Kentucky

Market Analysis

Competitive Position

- CTBI is the largest bank holding company domiciled in Kentucky
- CTBI is the 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
  - CTBI is #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Light manufacturing
  - Agricultural base-cattle/tobacco
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and
Investment Company
Lexington, Kentucky

- **Community Trust Bank, Inc.**
  - **Regional market structure provides synergies**
- **Community Trust and Investment Company**
  - **Assets under Management $1.0 billion**
  - **Includes CTB investment portfolio of $513 million**

Financial data is as of June 30, 2006

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	37 years	37
Mark A. Gooch	CTB President and CEO	25 years	25
Tracy E. Little	CTIC President and CEO	32 years	3
Kevin J. Stumbo	EVP/Controller	19 years	11
Steven E. Jameson	EVP/Risk Manager	21 years	2
James J. Gartner	EVP/Chief Credit Officer	38 years (17 at OCC)	4
James B. Draughn	EVP/Operations	13 years	13
Michael S. Wasson	EVP/Central Ky Pres.	35 years	6
Richard W. Newsom	EVP/E Ky Pres.	23 years	23
Ricky Sparkman	EVP/S Central Pres.	21 years	12
Larry W. Jones	EVP/Northeast Pres.	38 years	4

102 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends, most recent on December 15, 2004
- 25 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.8%
- Recognized by Mergent, Inc. as 2005 Dividend Achiever
- Stock selected for listing in the new NASDAQ Global Select Market
- One of 50 original stocks selected for inclusion in the NASDAQ Dividend Achievers Index

Our Operational Philosophy Supports Our Mission

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations
- Specialized product offerings
- Maximized use of technology

2005/2006 Growth of Our Franchise

- Acquisition of Heritage Community Bank of Danville, KY on June 10, 2005
  - Total assets $85 million
  - Purchase price 1.3 X Book
- Branches
  - Paintsville (Johnson County) – opened 1st quarter 2005
  - Leestown Road (Lexington) – opened 3rd quarter 2005
  - Allen (Floyd County) – opened 4th quarter 2005
  - Sir Barton Road-Hamburg Place (Lexington) – opened 2nd quarter 2006
- Other expansion opportunities


It's Back!!!
HOOPS®
Certificate of Deposit
You'll have a ball!
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
Community Trust® Bank
building communities...built on trust®
Member FDIC
$2,500.00 minimum deposit. HOOPS® CD is available through November 10, 2005. Substantial penalty for early withdrawal.

- Volume varies as needs vary:
  - 2002 $146,828,000
  - 2003 $ 92,856,000
  - 2004 $ 136,240,000
  - 2005 $ 195,331,000

Financial Highlights

Performance Summary

	YTD 2006	2005	2004
Earnings Per Share (basic)	$1.31	$2.31	$2.09
Return on Average Assets	1.35%	1.22%	1.22%
Net Interest Margin	4.02%	4.03%	4.05%
Efficiency Ratio	56.95%	56.83%	58.25%
Nonperforming Loans	0.80%	1.02%	1.06%
Net Charge-offs	0.29%	0.37%	0.35%
As a % of Average Assets:			
Noninterest Income	1.14%	1.19%	1.33%
Noninterest Expense	2.74%	2.79%	2.93%

*YTD 2006 information annualized as of 6/30/2006

Earnings Per Share



$1.45
$1.83
$1.95
$2.09
$2.31
$2.45
2001
2002
2003
2004
2005
2006*
$1.11
$1.31
Jun-05
Jun-06

- 7th consecutive year of increased EPS
- Earnings per share increased 10.5% in 2005
- 10.4% compound growth rate for earnings per share for the past five years

*2006 is stated corporate goal; Mid-year 2006 forecast for EPS is $2.57

Net Income



(in millions)
$22.3
$27.6
$28.9
$31.0
$34.4
$36.4
$16.4
$19.7
2001
2002
2003
2004
2005
2006*
Jun-05
Jun-06

Performance drivers

- Loan and deposit growth
- Increased net interest income
- Stable noninterest income
- Noninterest expense control
- Improved asset quality

*2006 is stated corporate goal; Mid-year 2006 forecast for net income is $38.6 million

Revenues



(in millions)
5.7%
$106.9
$117.2
$121.0
$127.1
$136.7
$139.9
$147.9
2001
2002
2003
2004
2005
Jun-06*
2006*
Total Revenue
> 5-Year Compound Growth Rate

- Total revenue increased an average of 6.4% per year for the past five years
  - 2005 revenues increased 7.6%

*Jun-06 annualized

*2006 is stated corporate goal

Noninterest Income

and as a % of Total Revenue



(in millions)
$23.8
$27.9
$36.4
$33.9
$33.5
$33.4
$34.9
32%
26%
21%
15%
2001
2002
2003
2004
2005
Jun-06*
2006*
Noninterest Income
% of Total Revenue

- **Noninterest revenue as a percent of total revenue for the year ended 12/31/2005 was 24.2%, a decrease from prior year's 26.0%**
  - **Increases in both deposit and loan fees**
  - **Mortgage loan activity changes**
  - **Decrease in securities gains**
  - **Increase in brokerage revenue**
  - **Increase in trust revenue**

*Jun-06 annualized

*2006 is stated corporate goal

Net Interest Revenue



(in millions)
$83.1
$89.3
$84.6
$93.2
$103.2
$106.5
$113.0
2001
2002
2003
2004
2005
Jun-06*
2006*

- Net interest revenue increased 10.7% during 2005
  - Interest income increased 22.8%
  - Interest expense increased 53.2%

*Jun-06 annualized
*2006 is stated corporate goal

Net Interest Margin



3.77%
4.02%
3.76%
4.05%
4.03%
3.95%
4.02%
2001
2002
2003
2004
2005
Jun-05
Jun-06

- **Net interest margin decreased only 2 basis points from prior year**
  - **Yield on interest earning assets increased 57 basis points**
  - **Cost of interest bearing funds increased 74 basis points**
  - **Average interest bearing deposits including repurchase agreements increased 7.0% during 2005 while noninterest bearing deposits increased 11.5%**

Net Noninterest Expense

& as a % of Average Earning Assets


(in millions)
$41.2
$39.4
$34.4
$40.7
$45.1
$47.1
$48.6
1.90%
1.70%
1.50%
2001
2002
2003
2004
2005
Jun-06*
2006*
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$64.9
$67.3
$70.7
$74.6
$78.6
$80.6
$83.4
62%
60%
58%
56%
54%
2001
2002
2003
2004
2005
Jun-06*
2006*
Noninterest Expense
Efficiency Ratio

*Jun-06 annualized

*2006 is stated corporate goal

Total Assets



(in billions)
$2.50
$2.49
$2.47
$2.71
$2.85
$2.97
$2.92
2001
2002
2003
2004
2005
Jun-06
2006*

- Total assets increased 5.2% during 2005 to $2.85 billion
  - Internal growth $51.2 million
  - Acquisition growth $88.9 million

*2006 is stated corporate goal

Total Loans



(in billions)
$1.71
$1.63
$1.74
$1.90
$2.11
$2.14
$2.32
2001
2002
2003
2004
2005
Jun-06
2006*

*2006 is stated corporate goal

Loan Portfolio Mix



June 30, 2006
Consumer 19%
Comm R/E 37%
R/E Mortgage 28%
Comm Other 16%

Total Deposits

(including Repurchase Agreements)


(in billions)
$2.21
$2.18
$2.16
$2.23
$2.38
$2.48
$2.46
2001
2002
2003
2004
2005
Jun-06
2006*

*2006 is stated corporate goal

Deposit Mix


June 30, 2006
Repurchase Agreements 8%
Noninterest Bearing 18%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 17%
Savings 8%
CDs >$100K 17%

Net Charge-offs

as a % of average loans


0.65%
0.63%
0.48%
0.35%
0.37%
0.29%
2001
2002
2003
2004
2005
Jun-06*

*Jun-06 annualized

Nonperforming Loans

as a % of total loans


1.97%
1.39%
0.97%
1.06%
1.02%
0.80%
2001
2002
2003
2004
2005
Jun-06

Loan Loss Reserve

as a % of net loans


1.38%
1.42%
1.42%
1.42%
1.40%
1.30%
2001
2002
2003
2004
2005
Jun-06

Concentrations of Credit

as a % of Total Loans



June 30, 2006
3.6%
4.0%
5.1%
3.0%
7.0%
2.5%
4.3%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

2005 Scorecard

	2005 Actuals	2005 Goals
Net Income	$34.4 million	$33.4 million
Earnings Per Share	$2.31	$2.26
Return on Average Assets	1.22%	1.21%
Return on Average Equity	13.98%	13.52%
Loan Growth	10.77%	10.99%
Deposit Growth	6.59%	5.31%
Efficiency Ratio	56.83%	56.99%
As a % of Average Assets:		
Noninterest Revenue	1.19%	1.21%
Noninterest Expense	2.79%	2.87%

Investor Return

Dividends Per Share



$0.61
$0.65
$0.75
$0.87
$0.98
$1.04
2001
2002
2003
2004
2005
2006*

- Cash dividends per share increased an average 12.7% annually during the last 5 years
- 2005 cash dividends increased 12.6%
- December 31, 2005 cash dividend yield 3.38%

*2006 is stated corporate goal

Comparison to Russell 2000 Index *of small cap companies*


Return to Investors
June 30, 2006
14.56%
10.11%
18.69%
20.94%
8.50%
17.74%
9.05%
14.79%
1-Year
3-Year
5-Year
10-Year
Russell 2000
CTBI

- 3-, 5-, and 10-year total returns annualized

Comparison of 5 Year Cumulative Total Return

among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2000 would have outperformed the NASDAQ composite and the NASDAQ bank stock at December 31, 2005**

2006
Key Strategic Initiatives

2006
Performance Goals

Net Income	$36.4 million
Earnings Per Share	$2.45
Loan Growth	$208 million
Deposit Growth	$83 million
Total Asset Growth	$71 million
Efficiency Ratio	56.44%

2006
Operational Initiatives

Plans being executed to attain our 2006 corporate goals

- Internal growth of core banking businesses
- Continued expansion of trust and brokerage services
- Expansion through new branches and acquisitions
- Improve management and customer information
- Continued expansion of profitable product lines

2006
Operational Challenges

Major impacts on 2006 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth

2006 Year-to-Date Scorecard

	YTD 2006	2006 Goals
Net Income	$19.7 million	$36.4 million
Earnings Per Share	$1.31	$2.45
Return on Average Assets	1.35%	1.26%
Return on Average Equity	15.14%	13.73%
Loan Growth	$31.5 million	$208 million
Deposit Growth	$103.0 million	$83 million
Total Asset Growth	$116.0 million	$71 million
Efficiency Ratio	56.95%	56.44%
As a % of Average Assets:		
Noninterest Revenue	1.14%	1.21%
Noninterest Expense	2.74%	2.90%

In Summary—Why CTBI

- History of Solid Investor Returns
  - Consistent growth in dividends
- Positive Financial Trends
  - 7th consecutive year of earnings growth
- Community Banking Strategy
  - Centralized processing with decentralized decision making
- Expansion into Faster Growing Markets
- Strong Experienced Management Team

Community Trust Bancorp, Inc.

"Building Communities . . .
Built on Trust"